UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2020

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2020, we held our 2020 Annual Meeting of Stockholders. At the meeting, our stockholders voted on the following two proposals: (i) to elect five directors, each to hold office for a one-year term expiring at the 2021 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies; and (ii) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020. The two proposals are described in detail in our definitive proxy statement, dated April 14, 2020, as filed with the United States Securities and Exchange Commission on Schedule 14A on April 14, 2020.

The two proposals were approved by our stockholders by the requisite vote necessary for approval. The votes with respect to each of the proposals are set forth below.

Proposal 1. To elect five directors, each to hold office for a one-year term expiring at the 2021 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Jeffrey T. Hanson	25,286,953	1,022,840	19,758,338
Richard S. Welch	25,228,991	1,080,802	19,758,338
Brian J. Flornes	25,273,428	1,036,365	19,758,338
Dianne Hurley	25,343,732	966,061	19,758,338
Wilbur H. Smith III	25,277,397	1,032,396	19,758,338

Proposal 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020:

Shares For	44,912,770
Shares Against	398,996
Shares Abstained	756,365

No broker non-votes were cast in the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

No other proposals were submitted to a vote of our stockholders at the annual meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.
June 11, 2020
By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer